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                                                                   EXHIBIT 10.85


                           GENERAL SECURITY AGREEMENT


         GENERAL SECURITY AGREEMENT, dated as of November 14, 1996 (this "Agreement"), among each of the undersigned (each an "Assignor" and, collectively, the "Assignors") and AP LOM LLC (the "Secured Party"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement referred to below.

         WHEREAS, NextHealth, Inc. (the "Borrower") and the Secured Party have entered into a Credit Agreement, dated as of November 14, 1996 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to the Borrower;

         WHEREAS, pursuant to the Guaranty, each Assignor (other than the Borrower) has jointly and severally guaranteed to the Secured Party the payment when due of all obligations and liabilities of the Borrower under or in respect to the Loan Documents;

         WHEREAS, it is a condition precedent to the making of Loans to the Borrower under the Credit Agreement that the Assignors shall have executed and delivered to the Secured Party this Agreement; and

         WHEREAS, each Assignor desires to execute this Agreement to satisfy the condition precedent described in the preceding paragraph;

         NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Secured Party and hereby covenants and agrees with the Secured Party as follows:

         1. As security for the due and punctual payment of any and all of the present and future Obligations (as defined in Section 2 below), each Assignor hereby grants to the Secured Party a continuing security interest in, all of the right, title and interest of such Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired: (1) all of the Collateral (as defined in Section 3 below), and (2) all present and future products and proceeds of the Collateral, subject to no prior security interest.

         2. For purposes of this Agreement, the term "Obligations" shall mean the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all


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obligations and liabilities of each Assignor to the Secured Party, now existing or hereafter incurred under, arising out of or in connection with any Loan Document to which it is a party and the due performance and compliance by each Assignor with the terms of each such Loan Document.

         3. As used herein, the term "Collateral" means the property described below together with the property described in Section 4 below:

                  A. ALL PERSONAL PROPERTY. All of the personal property and fixtures of each Assignor wherever located and whether now owned or in existence or hereafter acquired or created, of every kind and description, tangible or intangible, including without limitation all instruments, documents, contract rights and general intangibles, such terms having the meaning ascribed by the Uniform Commercial Code in effect in the State of New York on the date hereof (the "Uniform Commercial Code").

                  B. EQUIPMENT. Equipment (of any nature and description), now owned or hereafter acquired and wherever located, employed in the operation of any Assignor's business, and all proceeds thereof and products of such equipment in any form whatsoever, except and subject to any subsequent purchase money liens. As used herein, the term "equipment" shall also mean and include all spare parts therefor, all present and future additions, attachments and accessions thereto, all substitutions therefor and replacements thereof, and shall specifically include all "equipment" as such term is defined in the Uniform Commercial Code.

                  C. INVENTORY. All of the inventory of each Assignor, of every type or description, now owned or hereafter acquired and wherever located, whether raw, in process or finished, all goods usable in processing the same and all documents of title covering any inventory, and all proceeds thereof and products of such inventory in any form whatsoever, including but not limited to accounts and chattel paper, but excluding all inventory which is pledged to secure accounts payable of such Assignor to the supplier of such inventory and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code.

                  D. ACCOUNTS AND CHATTEL PAPER. All of each Assignor's present and future accounts, contract rights, general intangibles and chattel paper and all other rights to the payment of money arising out of the sale (or lease) of goods or services (hereinafter referred to in the plural as "Accounts" and in the singular as "Account"), all proceeds thereof and all liens, securities, guarantees, remedies and privileges pertaining thereto, together with all rights and liens of each Assignor in and to such goods, including returned or repossessed goods, and all rights and property of any kind forming the subject matter of any of the Accounts, including the right of stoppage in transit.

         4. Any and all deposits or other sums at anytime credited by or due from the Secured Party to any Assignor; and any and all monies, securities and other property of such Assignor, and the proceeds, thereof now or hereafter held or received by or in transit to the


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Secured Party from or for such Assignor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, shall at all times constitute security for any and all Obligations.

         5. Each Assignor represents and warrants that: (a) no Financing Statement (other than any which may have been filed on behalf of the Secured Party) relating to any of the Collateral is on file in any public office and so long as any Note remains unpaid or any of the Obligations remain unpaid, such Assignor will not execute or authorize to be filed in any public office any Financing Statement or Statements relating to the Collateral, except Financing Statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor and (b) the Chief Executive Office (or Major Executive Office) of such Assignor is located at the address set forth opposite its signature below, and the Collateral is located at the address(es) set forth in Schedule I hereto and such Assignor will not change such locations without at least 30 days' prior written notice to the Secured Party; and (c) such Assignor has not created and is not aware of any security interest, lien or encumbrance on or affecting the Collateral other than created hereby or referenced herein.

         6. Each Assignor assumes all liability and responsibility in connection with all Collateral acquired by such Assignor; and the obligation of such Assignor to pay all Obligations shall in no way be affected or diminished by reason of the fact that any such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

         7. As long as this Agreement shall remain in effect, each Assignor agrees:

                  (a) such Assignor will not sell transfer, lease or otherwise dispose of any of the Collateral or any interest therein without the prior consent of the Secured Party, except for Inventory sold in the ordinary course of such Assignor's business.

                  (b) in order to enable the Secured Party to comply with the law of any jurisdiction, including state, federal and foreign, applicable to any security interest granted hereby or to the Collateral, to execute and deliver upon request, in form acceptable to the Secured Party, any Financing Statement, notice, statement, instrument, document, agreement or other paper and/or to perform any act requested by the Secured Party which may be necessary to create, perfect, preserve, validate or otherwise protect such security interest or to enable the Secured Party to exercise and enforce the Secured Party's rights hereunder or with respect to such security interest;

                  (c) promptly to pay any filing fees or other costs in connection with (i) the filing or recordation of such Financing Statements or any other papers described above and (ii) such searches of the public records as the Secured Party in its sole discretion shall require;

                  (d) that the Secured Party is authorized to file or record any such Financing Statements or other papers without the signature of such Assignor if permitted by applicable law;


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                  (e) that the Secured Party may file a photographic or other reproduction of this Agreement in lieu of a Financing Statement in any filing office where it is permissible to do so;

                  (f) except for the security interest granted hereby, any liens referenced in the Search Report, and any subsequent purchase money liens, such Assignor shall keep the Collateral and proceeds and products thereof free and clear of any security interest, liens or encumbrances of any kind, such Assignor shall promptly pay, when due, all taxes and transportation, storage and warehousing charges and fees affecting or arising out of the Collateral and shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Secured Party;

                  (g) at all times to keep all insurable Collateral insured at the expense of such Assignor to the Secured Party's satisfaction against loss by fire, theft and any other risk to which the Collateral may be subject; all policies shall name the Secured Party as an additional insured; and in any event, such policies will provide that each insurer will give the Secured Party not less than 30 days notice in writing prior to the exercise of any right of cancellation; in the event any Assignor fails to maintain any insurance the Secured Party may (but shall not be obligated to) place such insurance and pay the premium therefor, in which event such Assignor will pay the Secured Party such premium with interest; the Secured Party may apply any proceeds of such insurance which may be received by it toward payment of the Obligations, whether or not due, in such order of application as the Secured Party may determine;

                  (h) that the Secured Party's duty with respect to the Collateral shall be solely to use reasonable care in the custody and preservation of Collateral in its possession; the Secured Party shall not be obligated to take any steps necessary to preserve any rights in any of the Collateral against prior parties, and each Assignor hereby agrees to take such steps; each Assignor shall pay to the Secured Party all costs and expenses, including filing and reasonable attorney's fees, incurred by the Secured Party in connection with the custody, care, preservation or collection of the Collateral; the Secured Party may, but is not obligated to, exercise any and all rights of conversion or exchange or similar rights, privileges and options relating to the Collateral; the Secured Party shall have no obligation to sell or otherwise realize upon any of the Collateral as herein authorized and shall not be responsible for any failure to do so or for any delay in so doing;

                  (i) to provide the Secured Party with such information as the Secured Party may from time to time request with respect to the location of the Collateral and any of its places of business;

                  (j) such Assignor will permit the Secured Party, by its officers and agents, to have access to and examine at all reasonable times the properties, minute books and other corporate records, and books of account and financial records of such Assignor; and


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                  (k) such Assignor will promptly notify the Secured Party upon the occurrence of any default, as provided in this Agreement, of which such Assignor has knowledge.

         8.       The following provisions shall also be applicable:

                  A. As of the time when each of its Accounts arises, each Assignor shall be deemed to have represented and warranted that each such Account, and all records, papers and documents relating thereto (if any) are genuine and in all respects what they purport to be, and that all papers and documents (if any) relating thereto (i) to the best knowledge of the Assignor will represent the genuine, legal, valid and binding obligation of the Account debtor evidencing indebtedness unpaid and owed by the respective Account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the Account debtor named therein (other than copies created for general accounting purposes), (iii) to the best knowledge of the Assignor will evidence true and valid obligations, enforceable in accordance with their respective terms and (iv) will be in compliance and will conform in all material respects with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

                  B. Each Assignor will keep and maintain at its own cost and expense accurate records of its Accounts, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available on such Assignor's premises to the Second Party for inspection, at such Assignor's own cost and expense, at any and all reasonable times upon prior notice to an authorized officer of such Assignor. Upon the occurrence and during the continuance of an Event of Default and at the request of the Secured Party, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Accounts (including, without limitation, all documents evidencing the Accounts) and such books and records to the Secured Party or to its representatives (copies of which evidence and books and records may be retained by such Assignor). Upon the occurrence and during the continuance of an Event of Default and if the Secured Party so directs, such Assignor shall legend, in form and manner satisfactory to the Secured Party, the Accounts, as well as books, records and documents (if any) of such Assignor evidencing or pertaining to such Accounts with an appropriate reference to the fact that such Accounts have been assigned to the Secured Party and that the Secured Party has a security interest therein.

                  C. Upon the occurrence and during the continuance of an Event of Default, and if the Secured Party so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Accounts to be made directly to the Secured Party, (y) that the Secured Party may, at its option, directly notify the obligors with respect to any Accounts to make payments with respect thereto as provided in preceding clause (x) and (z) that the Secured Party may enforce collection of any such Accounts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor. Without notice to or assent by any Assignor, the Secured Party may apply any or all amounts so received (after deducting


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costs and expenses of collection) in the manner provided in Section 8.2 of the
Credit Agreement. The costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by the Assignor or the Secured Party, shall be borne by the relevant Assignor. The Secured Party shall deliver a copy of each notice referred to in the preceding clause (y) to the relevant Assignor; provided, that the failure by the Secured Party to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Secured Party created by this subsection C.

                  D. No Assignor shall rescind or cancel any indebtedness evidenced by any Account, or modify in any material respect any term thereof or make any material adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Account, or interest therein, without the prior written consent of the Secured Party, except as permitted by subsection E hereof. Each Assignor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Accounts and will do nothing to impair the rights of the Secured Party in the Accounts.

                  E. Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the Account debtor named in each of its Accounts, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under such Accounts, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account, except that, prior to the occurrence of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with reasonable business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Assignor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation), attorneys' fees) of collection, whether incurred by an Assignor or the Secured Party, shall be borne by the relevant Assignor.

         9. If an Event of Default shall have occurred and be continuing, then: (a) the Secured Party may at its option declare all Obligations to be at once due and payable, without further notice, presentment, demand for payment or protest, which are hereby expressly waived; (b) the Secured Party is authorized to take possession of the Collateral and, for that purpose may enter with the aid and assistance of any person or persons any premises where the Collateral or any part thereof is, or may be, placed and remove same; (c) the Secured Party may proceed to apply to the Obligations, any and all deposits or other sums described in Section 4 hereof; (d) the Secured Party may require such Assignor to assemble the Collateral and to make it available to the Secured Party at a place designated by the Secured Party which is reasonably convenient to the Secured Party and such Assignor; (e) the Secured Party shall have the right from time to time to sell, resell, assign, transfer and deliver all or any part of the Collateral, at any broker's board or exchange, or at public or private sale or otherwise, at the option of the Secured Party, for cash or on credit for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms, and conditions as the Secured Party, may deem proper, all


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without (except as shall be required by applicable statute and cannot be waived)
advertisement or demand upon such Assignor or right of redemption to such Assignor, which are hereby expressly waived; unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give such Assignor reasonable notice of the time and place of any such public sale or of the time after which any private sale or any other intended disposition thereof is to be made and such Assignor agrees that five (5) days prior notice shall be deemed reasonable notice; (f) upon each such sale, the Secured Party may, unless prohibited by applicable statute which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, rights of redemption and equities of such Assignor, which are hereby waived and released;
(g) the Secured Party's obligations, if any, to give additional (or to continue) financial accommodations of any kind to such Assignor shall immediately terminate; and (h) in addition to the rights and remedies given to the Secured Party hereunder or otherwise, the Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code.

         10. In the case of each such sale or of any proceedings to collect any of the Obligations, each Assignor shall pay all costs and expenses of every kind for collection, sale or delivery, including reasonable attorneys' fees, and after deducting such costs and expenses from the proceeds of sale or collection, the Secured Party may apply any residue to pay any of the Obligations and each Assignor will continue to be liable to the Secured Party for any deficiency with interest.

         11. The Secured Party may, but is not obligated to, (a) demand, sue for, collect or receive any money or property at any time due, payable or receivable on account of or in exchange for any obligations securing any of the Obligations, (b) compromise and settle with any person liable on such obligations, and/or (c) extend the time of payment of or otherwise change the terms thereof, as to any party liable thereon; all without incurring responsibility to the undersigned or affecting any of the Obligations.

         12. In order to effectuate the terms and provisions hereof, each Assignor hereby designates and appoints Secured Party and its designees or agents as attorney-in-fact of such Assignor, irrevocably and with power of substitution, with authority, effective upon an Event of Default: to receive, open and dispose of all mail addressed to such Assignor, to notify the Post Office authorities to change the address for delivery of mail addressed to such Assignor to such address as Secured Party may designate; to endorse the name of such Assignor on any notes, acceptances, checks, drafts, money orders, instruments or other evidence of payment or proceeds of the Collateral that may come into Secured Party's possession; to sign the name of such Assignor on any invoices, documents, drafts against and notices (which also may direct, among other things, that payment be made directly to the Secured Party) to Account debtors or obligors of such Assignor, assignments and requests for verification of Accounts; to execute proofs of claim and loss; to execute any endorsements, assignments, or other instruments of conveyance or transfer, to adjust and compromise any claims under insurance policies; to execute releases; and to do all other acts and things necessary and advisable in the sole discretion of Secured Party to carry out and enforce this Agreement. All acts of said attorney or designee are


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hereby ratified and approved and said attorney or designee shall not be liable for any acts of commission or omission, nor for any error of judgement or mistake of fact or law. This power of attorney being coupled with an interest is irrevocable while any of the Obligations shall remain unpaid.

         13. All options, powers and rights granted to the Secured Party hereunder or under any promissory note, instrument, document or other writing delivered to the Secured Party shall be cumulative and shall be in addition to any other options, powers or rights which the Secured Party may now or hereafter have as a secured party under the Uniform Commercial Code or under any other applicable law or otherwise. Each Assignor waives all rights of homestead exemption under applicable law.

         14. No delay on the part of the Secured Party in exercising any of its options, powers, or rights, or partial or single exercise thereof, shall constitute a waiver thereof. Neither this Agreement nor any provision hereof may be modified, changed, waived, discharged or terminated orally, but only by an instrument in writing, signed by the party against whom enforcement of the modification, change, waiver, discharge or termination is sought.

         15. Notice of acceptance of this Agreement by the Secured Party is hereby waived. Upon execution hereof, this Agreement shall be immediately binding upon each Assignor and its successors and assigns, whether or not the Secured Party signs this Agreement.

         16. It is the intention of the parties (a) that, this Agreement shall constitute a continuing agreement applying to any and all future, as well as existing transactions among each Assignor and the Secured Party, and (b) that the security interest provided for herein shall attach to after acquired as well as existing Collateral, and the Obligations covered by this Agreement shall include future advances and other value, as well as existing advances and other value, whether or not similar to prior or existing advances or other value, and whether or not the advances or value are or shall be given pursuant to commitment, all to the maximum extent permitted by the Uniform Commercial Code.

         17. Unless the context otherwise requires, all terms used herein which are defined in the Uniform Commercial Code shall have meanings therein stated.

         18. Mailing Address of each Assignor. For the purpose of Section 9.402(1) of the Uniform Commercial Code, the address of the each Assignor specified below opposite its signature shall be such Assignor's mailing address.

         19. This Agreement shall be construed in accordance with and be governed by the law of the State of New York.

         20. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, each of the parties hereto have caused this
Agreement to be executed and delivered by its proper corporate officer or officers as of the date first written above.




Address:                                       NEXTHEALTH, INC.
16600 North Lago del Oro Parkway               By:/s/ William T O'Donnell,Jr
Tucson, Arizona  85739                            ---------------------------
Attention: President                           Name: William T. O'Donnell, Jr.
                                               Title: President



Address:                                       SIERRA TUCSON, INC.
16500 N. Lago del Oro Parkway                  By:/s/ William T. O'Donnell, Jr.
Tucson, AZ  85739                                 ----------------------------
Attention:  President                          Name: William T. O'Donnell, Jr.
                                               Title: President



Address:                                       SIERRA TUCSON  AC, INC.
16500 N. Lago del Oro Parkway                  By:/s/ William T. O'Donnell, Jr.
Tucson, AZ  85739                                 -----------------------------
Attention:  President                          Name: William T. O'Donnell, Jr.
                                               Title: President



Address:                                       SIERRA TUCSON
16500 N. Lago del Oro Parkway                  EDUCATIONAL MATERIALS
Tucson, AZ  85739                              (S.T.E.M.), INC.
Attention:  President
                                               By:/s/ William T. O'Donnell, Jr.
                                                  -----------------------------
                                               Name: William T. O'Donnell, Jr.
                                               Title: President



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Address:                                       SIERRA HEALTHSTYLES, INC.
16500 N. Lago del Oro Parkway                  D/B/A MIRAVAL
Tucson, AZ  85739
Attention:  President                          By:/s/ William T. O'Donnell, Jr.
                                                  ------------------------------
                                               Name: William T. O'Donnell, Jr.
                                               Title: President



Address:                                       ONSITE WORKSHOPS, INC.
16500 N. Lago del Oro Parkway
Tucson, AZ  85739                              By:/s/ William T. O'Donnell, Jr.
Attention:  President                             -----------------------------
                                               Name: William T. O'Donnell, Jr.
                                               Title: President


Address:                                       NEXTHEALTH WATER
16600 N. Lago del Oro Parkway                  RESOURCES, INC.
Tucson, AZ  85739
Attention:  President                          By:/s/ William T. O'Donnell, Jr.
                                                  -----------------------------
                                               Name: William T. O'Donnell, Jr.
                                               Title: President


Address:                                       SOFTEN REALTY, L.L.C.
16600 N. Lago del Oro Parkway
Tucson, AZ  85739                              By:  NEXTHEALTH, INC., a Member
Attention:  President
                                               By:/s/ William T. O'Donnell, Jr.
                                                  ------------------------------
                                               Name: William T. O'Donnell, Jr.
                                               Title: President


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Address:                                       AP LOM LLC
1301 Avenue of the Americas
38th Floor                                     By: AP GP LOM LLC, its
New York, NY  10019                                Managing Member
Attention: Alfred Trivilino
                                               By  Kronus Property, Inc.

                                               By:/s/ Alfred Trivilino
                                                  --------------------------
                                               Name: Alfred Trivilino
                                               Title:   Vice President


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